UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2012

Bio-Reference Laboratories, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-15266	22-2405059
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

481 Edward H. Ross Drive, Elmwood Park, NJ	07407
(Address of principal executive offices)	(Zip Code)

(201) 791-2600

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 30, 2012, Bio-Reference Laboratories, Inc. (the “Company”) announced its financial results for the quarter ended July 31, 2012.  A copy of the Company’s earnings release is attached hereto as Exhibit 99.1.  The corresponding exhibit listed under Item 9.01 of this Current Report on Form 8-K is not filed with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing, but is furnished to comply with Item 2.02 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOREFERENCE LABORATORIES, INC.

Dated:	August 30, 2012	By	/S/ Sam Singer
Sam Singer, CFO